Supplement Dated June 28, 2018
To the Product Prospectuses for:

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account JF-A

Lincoln Ensemble® II VUL
Lincoln Ensemble® III VUL

This Supplement outlines changes to the investment options under your policy. All other provisions outlined in your prospectus, as supplemented, remain unchanged. This Supplement is for informational purposes and requires no action on your part.

The Deutsche Investments VIT Funds has notified us that the name of the trust will be changed to Deutsche DWS Investments VIT Funds effective July 2, 2018.

In addition the name of the following fund will be changed effective July 2, 2018.  There are no changes to the fees or investment objective. All other information about the fund can be found in the fund's prospectus.

CURRENT FUND NAME	NEW FUND NAME

Deutsche Small Cap Index VIP Portfolio	DWS Small Cap Index VIP Portfolio

Please retain this Supplement for future reference.